UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 14, 2012

Spherix Incorporated

(Exact name of registrant as specified in its charter)

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Delaware	0-5576	52-0849320

(Address of principal executive offices)	(Zip Code)
6430 Rockledge Drive, Suite 503, Bethesda, Maryland	20817

Registrant’s telephone number, including area code  301-897-2540

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.07.  Submission of Matters to a Vote of Security Holders

The following proposals were submitted to the holders of the common stock (the “Common Stock”) of Spherix Incorporated (the “Company”) for a vote at the Annual Stockholders’ Meeting held on August 14, 2012.

1.              Election of six (6) Directors.

2.              Authorization to issue securities in one or more non-public offerings in accordance with NASDAQ Marketplace Rule 5635.

3.              Amendment of Amended and Restated 1997 Stock Option Plan.

4.              To approve an amendment to the Company’s Certificate of Incorporation, as amended (the “Amendment”), which will authorize a reverse stock split of the Company’s issued and outstanding common stock at a ratio to be designated by the Board of Directors within a range of 1:5 to 1:20 and will reduce the number of authorized shares of common stock at a corresponding ratio (the “Reverse Stock Split”).

5.              Ratification of the appointment of the independent accoutants.

The results of such votes were as follows:

1.              The six (6) incumbent directors were re-elected.  The following votes were cast in the election of six (6) directors:

	Number of Votes	Number of Votes
Name of Nominee	Voted For	Withheld

Douglas T. Brown	995,431	346,895
Claire L. Kruger	992,176	350,150
Robert A. Lodder, Jr.	991,282	351,044
Aris Melissaratos	995,611	346,715
Thomas B. Peter	995,331	346,995
Robert J. Vander Zanden	995,431	346,895

2.              Authorization to issue securities in one or more non-public offerings in accordance with NASDAQ Marketplace Rule 5635:

Number of Votes	Number of Votes	Number of Votes	Number of Broker
Voted For	Voted Against	Abstaining	Non-Votes

699,970	620,931	21,425	1,877,156

3.              Amendment of Amended and Restated 1997 Stock Option Plan:

Number of Votes	Number of Votes	Number of Votes	Number of Broker
Voted For	Voted Against	Abstaining	Non-Votes

763,168	553,868	25,290	1,877,156

4.              To approve an amendment to the Company’s Certificate of Incorporation, as amended (the “Amendment”), which will authorize a reverse stock split of the Company’s issued and outstanding common stock at a ratio to be designated by the Board of Directors within a range of 1:5 to 1:20 and will reduce the number of authorized shares of common stock at a corresponding ratio (the “Reverse Stock Split”):

Number of Votes	Number of Votes	Number of Votes	Number of Broker
Voted For	Voted Against	Abstaining	Non-Votes

2,276,298	907,947	25,218	10,019

5.              Ratification of the appointment of the independent accoutants:

Number of Votes	Number of Votes	Number of Votes	Number of Broker
Voted For	Voted Against	Abstaining	Non-Votes

2,658,791	494,118	66,573	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spherix Incorporated
(Registrant)

By:

/s/ Claire L. Kruger
Claire L. Kruger
CEO and COO

Date:	August 20, 2012